                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PSB GROUP, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:______________________________________________________

            (2) Aggregate number of securities to which transaction applies:______________________________________________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________________________

            (4)   Proposed maximum aggregate value of transaction:______________

            (5)   Total fee paid: ______________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid: ______________________________________

            (2) Form, Schedule or Registration Statement: ____________________

            (3)   Filing Party: ________________________________________________

            (4)   Date Filed:  _________________________________________________

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600
                                 (248) 548-2900

                                                                  March 21, 2005

Dear Shareholder:

            I am pleased to invite you to attend the PSB Group, Inc.'s 2005 annual meeting of shareholders on Tuesday, April 26, 2005. We will hold the meeting at 2:00 p.m. at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

            On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company's 2004 Annual Report.

            Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

            The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

            The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

                                           Sincerely,

                                           /s/ Robert L. Cole
                                           -------------------------------------
                                           Robert L. Cole
                                           President and Chief Executive Officer

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME.................   2:00 p.m. on Tuesday, April 26, 2005

PLACE................   Ukrainian Cultural Center
                        26601 Ryan Road
                        Warren, Michigan

ITEMS OF BUSINESS....   (1)   To elect three members of the Board of Directors
                              each for a three-year term.

                        (2) To ratify the selection of Plante & Moran, PLLC as independent auditors of the Company for the 2005 fiscal year.

                        (3) To transact such other business as may properly come before the Meeting.

ANNUAL REPORT........   Our 2004 Annual Report, which is not a part of the proxy
                        soliciting material, is enclosed.

RECORD DATE..........   You can vote if you are a shareholder of record on
                        March 1, 2005.
QUORUM...............   A majority of the shares of common stock must be
                        represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

March 21, 2005                                                   David A. Wilson
                                                                       Secretary

                                TABLE OF CONTENTS

SOLICITATION AND VOTING.........................................................   1
   Shareholders Entitled to Vote................................................   1
   Voting Procedures............................................................   1
   Voting Procedures for Shares in the Company's ESOP...........................   2
   Required Vote................................................................   2
   Revoking a Proxy.............................................................   2
   List of Shareholders.........................................................   2
   Cost of Proxy Solicitation...................................................   3
   Inspector of Election........................................................   3
   Other Matters................................................................   3
GOVERNANCE OF THE COMPANY.......................................................   3
   Role and Composition of the Board of Directors...............................   3
COMMITTEES OF THE BOARD.........................................................   4
   The Executive Committee......................................................   4
   The Audit Committee..........................................................   4
   Audit Committee Financial Expert.............................................   4
   The Directors Loan Committee.................................................   4
   The Investment and Asset Liability Management Committee......................   4
   The Nominating Committee.....................................................   5
   The Compensation and Benefits Committee......................................   5
   The Strategic and Long Range Planning Committee..............................   5
   Code of Ethics...............................................................   5
   Shareholder Communications with the Board....................................   6
ITEM 1. ELECTION OF DIRECTORS...................................................   6
NOMINEES WHOSE TERMS WILL EXPIRE IN 2008........................................   7
DIRECTORS WITH TERMS EXPIRING 2006..............................................   7
DIRECTORS WITH TERMS EXPIRE 2007................................................   8
ITEM 2. APPROVAL OF AUDITORS....................................................   8
   Audit Fees...................................................................   8
   Audit Related Fees...........................................................   8
   Tax Fees.....................................................................   8
   All Other Fees...............................................................   9
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY COMPENSATED
   EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP.......   9
SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE...........................  10
EXECUTIVE COMPENSATION..........................................................  11
COMPENSATION TABLE..............................................................  11
OTHER COMPENSATION ARRANGEMENTS.................................................  12
   Director Compensation........................................................  12
   Compensation Committee Interlocks and Insider Participation..................  12
   Transactions With Certain Related Persons....................................  12
   Employment Agreements........................................................  12
PERFORMANCE GRAPH...............................................................  14
EXECUTIVE COMPENSATION COMMITTEE REPORT.........................................  15
   Compensation Philosophy......................................................  15
   Compensation Methodology.....................................................  15
   Components of Compensation...................................................  15
   Base Salary..................................................................  15
   Annual Incentive.............................................................  15
   Chief Executive Officer......................................................  16
AUDIT COMMITTEE REPORT..........................................................  16
COMPLIANCE WITH SECTION 16......................................................  17
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
   NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS...................  17

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                             SOLICITATION AND VOTING

            We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of PSB Group, Inc. (the "Company" "we" or "us") is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting.

            You are invited to attend our Annual Meeting of Shareholders on April 26, 2005 beginning at 2:00 p.m. The Annual Meeting will be held at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

            This Proxy Statement and the enclosed form of proxy are being mailed starting March 21, 2005.

SHAREHOLDERS ENTITLED TO VOTE

            Holders of record of common stock of the Company at the close of business on March 1, 2005 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

            There is no cumulative voting at the Annual Meeting.

            As of the record date, there were 2,885,073 common shares outstanding.

VOTING PROCEDURES

            You can vote on matters to come before the meeting in one of three ways:

                  - you can come to the Annual Meeting and cast your vote there;

                  - you can vote by giving a proxy to another person who can cast your vote at the Annual Meeting: or

                  - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

            You may also choose to vote for all of the nominees for directors and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for director and FOR each of the proposals.

            The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

            If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S ESOP

            If you participate in the Company's ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

            The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

            Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. As to ratification of Plante & Moran, PLLC and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker non votes are again not counted for purposes of approving the matter.

REVOKING A PROXY

            If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

                  -     You may send in another proxy with a later date;

                  - You may notify the Company's Secretary in writing at PSB Group, Inc., 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600; or

                  -     You may revoke by voting in person at the Annual
                        Meeting.

            If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

LIST OF SHAREHOLDERS

            A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices at 1800 East 12 Mile Road, Madison Heights, Michigan for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

COST OF PROXY SOLICITATION

            We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. Directors, officers and employees who solicit proxies will not be compensated for such activities. We have not hired and do not intend to hire a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

            Your proxy returned in the enclosed envelope will be delivered to the Company's Secretary, David A. Wilson. The Board of Directors has designated Barbara Heath and Rhonda Kozlowski of PSB Group, Inc. to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

            The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

                            GOVERNANCE OF THE COMPANY

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

            Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Articles of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. Wood, Morawski, Jacobs, Ross and Kowalski are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

            During 2004, the Board of Directors met as the Company's Board of Directors 16 times. In addition, the Board of Directors has authorized seven Committees to manage distinct matters of the Company. These Committees are the Executive Committee, the Audit Committee, the Directors Loan Committee, the Investment and Asset/Liability Management Committee, the Nominating Committee, the Compensation and Benefits Committee and the Strategic and Long Range Planning Committee. Membership on each of the Committees is set forth on the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2004.

                             COMMITTEES OF THE BOARD

                                                    INVESTMENT                               STRATEGIC AND
                                                       AND                                    LONG RANGE
                                       DIRECTORS  ASSET/LIABILITY              COMPENSATION    PLANNING
        NAME         EXECUTIVE  AUDIT     LOAN       MANAGEMENT    NOMINATING  AND BENEFITS    COMMITTEE
        ----         ---------  -----  ---------  ---------------  ----------  ------------  -------------
Robert L. Cole           X                 X             X                          X *            X

James B. Jacobs                   X        X             X                                         X

Michael J. Kowalski                        X             X              X           X

Longine V. Morawski      X        X        X                            X           X              X

Sydney L. Ross                    X        X                                        X

Edward Turner                              X                                                       X

David L. Wood            X        X        X             X              X                          X

*Nonvoting member

THE EXECUTIVE COMMITTEE (Number of Meetings in 2004: 13)

            The Executive Committee oversees and evaluates the Chief Executive Officer, develops new initiatives for presentation to the Board of Directors, and is responsible for Board issues which arise during intervals between Board meetings.

THE AUDIT COMMITTEE (Number of Meetings in 2004: 6)

            The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

                  -     maintaining a liaison with the outside auditors

                  -     reviewing the adequacy of audit and internal controls

                  - reviewing with management and outside auditors financial disclosures of the Company

                  - reviewing any material changes in accounting principles or practices used in preparing statements

Audit Committee Financial Expert. While the Board of Directors endorses the effectiveness of our Audit Committee, its membership does not include a director who qualifies for designation as an "audit committee financial expert" - a new concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or "experience actively supervising" others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company's financial statements.

THE DIRECTORS LOAN COMMITTEE  (Number of Meetings in 2004: 32)

            The Directors Loan Committee is responsible for reviewing and making recommendations concerning the Company's credit policy, providing an annual strategic analysis and business plan for lending, reviewing loans requiring full Board approval prior to presentation and approving loans with total commitments between $1,000,000 and $2,000,000. This committee meets on an adhoc basis as is needed.

THE INVESTMENT AND ASSET LIABILITY MANAGEMENT COMMITTEE (Number of Meetings in 2004: 1)

            The primary objective of the Investment and Asset/Liability Management Committee is to review the investment strategy implementation, the asset/liability management results and to review the policies governing the investments and asset/liability management. This committee generally meets once a year.

THE NOMINATING COMMITTEE (Number of Meetings in 2004: 2)

            Our Board of Directors has a Nominating Committee which consists of three directors. David L. Wood, Michael J. Kowalski and Longine V. Morawski are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

            Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement in connection with the 2004 annual meeting and is also available to shareholders on our website, at http://www.psbnetbank.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

            The Nominating Committee's policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to notice in writing by January 1 of the year in which the meeting will be held to:

                                 PSB Group, Inc.
                             1800 East 12 Mile Road
                      Madison Heights, Michigan 48072-2600
                        Attn: David A. Wilson, Secretary

The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers.

THE COMPENSATION AND BENEFITS COMMITTEE (Number of Meetings in 2004: 6)

            The primary objective of the Compensation and Benefits Committee is to review the entire benefits package for the Company. This includes the 401(k) Profit Sharing Plan, the salary and wages budget, the Executive Bonus Plan and the health and welfare benefits. The committee is also responsible for publishing an annual Executive Compensation Committee Report for the shareholders. This committee meets as needed, generally three times a year.

THE STRATEGIC AND LONG RANGE PLANNING COMMITTEE (Number of Meetings in 2004: 5)

            The Strategic and Long Range Planning Committee is responsible for plans that exceed 2 years. This can include branching, acquisitions, formation of new companies or other items that take a longer timeframe to be completed. It provides management with direction on the long term goals and what needs to be focused on with goals in the 3 to 5 years or longer range.

CODE OF ETHICS

            The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

                  - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

                  - Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

                  - Compliance with applicable governmental laws, rules and regulations;

                  - The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

                  -     Accountability for adherence to the code.

This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 as Exhibit 14. We have also posted it on our Web site at http://www.psbnetbank.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K,
Item 406(b) by posting such information on our Web site at http://www.psbnetbank.com within five business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

            Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of shareholders, if possible. All of our current directors attended the 2004 annual meeting of shareholders.

                          ITEM 1. ELECTION OF DIRECTORS

            The Board of Directors is divided into three classes, currently consisting of classes of three, three, and one director, respectively. Each class of directors is elected for a three-year term. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

            Three directors will be elected at the Annual Meeting, each to serve a three-year term expiring at our Annual Meeting in 2008.

            The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the three nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

            The Board of Directors has proposed the following nominees for election as directors with the term expiring at the Annual Meeting in the year set forth below:

                         CLASS I - TERM EXPIRING IN 2008

                                 Robert L. Cole
                               Michael J. Kowalski
                                 Sydney L. Ross

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES
                                 AS DIRECTORS.

            We expect the nominees to be able to serve if elected. If any nominee is not able to serve, proxies may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting is set forth below.

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2008

NAME AND AGE AS OF           POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING           BUSINESS EXPERIENCE AND DIRECTORSHIP

Robert L. Cole, Age 63       Robert L. Cole has been with the Company since 1996
                             serving as its Chief Executive Officer, President and a director. Mr. Cole was also President of The
                             State Bank located in Fenton, Michigan in the commercial banking division from 1977 until 1996.

Michael J. Kowalski, Age 41  Michael J. Kowalski has served as President of
                             Kowalski Companies, a sausage and meat
                             manufacturer, since 1994. Mr. Kowalski has served as a director of the Company since 1994.

Sydney L. Ross, Age 55       Sydney L. Ross is the President of General Wine and
                             Liquor Company, a wholesale wine and spirit delivery company and has served in such capacity since 1978. Mr. Ross became a director of the Company in 2001.

                       DIRECTORS WITH TERMS EXPIRING 2006

NAME AND AGE AS OF           POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING           BUSINESS EXPERIENCE AND DIRECTORSHIP

James B. Jacobs, Age 60      Elected to the board of directors in 2003. Director
                             of the Center for Workforce Development, Macomb
                             Community College (6/00-present); Associate Vice
                             President, Macomb Community College (1/97-6/00).

Longine V. Morawski, Age 53  President of MP Tool & Engineering, a manufacturing company, since 1974. Mr. Morawski has served as a director of the Company since 1999 and has served as Vice Chairman of the Board of Directors of the Company since 2000.

Edward Turner, Age 58        President of Turner and Associates Consultants, a
                             consulting firm which specializes in providing consulting services to financial institutions, since 1995. Mr. Turner was appointed to the Board of Directors in 2001.

                       DIRECTORS WITH TERMS EXPIRING 2007

NAME AND AGE AS OF           POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING           BUSINESS EXPERIENCE AND DIRECTORSHIP

David L. Wood, Age 60        David L. Wood has been Manager of Colonial
                             Bushings, Inc., a manufacturer of precision tooling components, since 1973. Mr. Wood has served as a director of the Company since 1985 and has served as its Chairman since 2000.

                          ITEM 2. APPROVAL OF AUDITORS

            The Board of Directors, upon the recommendation of its Audit Committee, has appointed Plante & Moran, PLLC to serve as our independent auditors for 2005. The Board of Directors is asking the shareholders to ratify the appointment of Plante & Moran, PLLC.

            In the event our shareholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of Plante & Moran, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

            Audit fees and expenses billed to the Company by Plante & Moran, PLLC for the audit of the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

  2004       2003
  ----       ----
$81,000     $72,000

AUDIT RELATED FEES

            Audit related fees and expenses billed to the Company by Plante & Moran, PLLC for fiscal years 2004 and 2003 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees", are as follows:

 2004        2003
 ----        ----
$6,800      $6,500

TAX FEES

            Tax fees and expenses billed to the Company for fiscal years 2004 and 2003 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

 2004        2003
 ----        ----
$9,400      $9,500

ALL OTHER FEES

            Fees and expenses billed to the Company by Plante & Moran, PLLC for all other services provided during fiscal years 2004 and 2003 are as follows:

  2004       2003
  ----       ----
$11,700     $29,300

            In accordance with Section 10A(i) of the Exchange Act, before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by Plante & Moran on its engagement to audit the Company's financial statements for the year ended December 31, 2004 is attributable to work performed by persons other than Plante & Moran employees.

            The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker non votes, is required for approval of this proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PLANTE & MORAN, PLLC AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2005.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

                                                                     AMOUNT AND
                                                                NATURE OF BENEFICIAL        OWNERSHIP
                           NAME                                     OWNERSHIP(1)      AS A PERCENT OF CLASS
                           ----                                 --------------------  ---------------------
Theodore G. Bangert (Executive Officer)                              1,069.5209                 *
Robert L. Cole (Director and Executive Officer)                       4,069.173                 *
James B. Jacobs (Director)                                                  300                 *
Michael J. Kowalski (Director)                                       1,341.8361                 *
Longine V. Morawski (Director)                                      24,912.4046 (2)             *
Sydney L. Ross (Director)                                           15,236.5185                 *
Edward Turner (Director)                                                    800                 *
David A. Wilson (Executive Officer)                                   6,488.907                 *
David L. Wood (Director-Chairman)                                   36,900.4885              1.28%
All directors and executive officers as a group (9 persons)         92,280.3385              3.20%

----------

(1) The securities "beneficially owned" by an individual are determined as of March 1, 2005 by information obtained from the persons listed above, in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this Proxy Statement. Unless otherwise indicated below, the persons named in this table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 14,592.4659 shares owned by MP Tooling & Engineering, Inc. and 1,899.9179 shares owned by LVM Enterprises, Inc., both of which companies are 100% owned by Mr. Morawski.

* Less than 1% ownership as a percent of class.

              SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE

            The table below contains shareholder information for persons believed by the Company to own five percent or more of the Company's common stock. Ownership of the Company's common stock is shown in terms of "beneficial ownership." A person generally "beneficially owns" shares if he has either the right to vote those shares or dispose of them. More than one person may be considered to beneficially own the same shares.

            In this Proxy Statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him. The percentages shown below compare the persons beneficially owned shares with the total number of shares of the Company's common stock outstanding on March 1, 2005 (2,885,073 shares).


                                      NUMBER
NAME AND ADDRESS                        OF        PERCENT
OF BENEFICIAL OWNER                    SHARES     OF CLASS
-------------------                   -------     --------
Christopher S. Olson                  263,121(1)   9.12%
22641 Statler
St. Clair Shores, MI 48081

Lance K. Olson                        263,121(2)   9.12%
305 Lincoln
Grosse Pointe, MI 48230

Madison Holdings Limited Partnership  225,864(3)   7.83%
27301 Dequindre Road
Madison Heights, Michigan 48071

Dr. Leon Fill Foundation                5,097(3)    .18%
27301 Dequindre Road
Madison Heights, Michigan 48071

Norman M. Fill                            597(3)    .02%
27301 Dequindre Road
Madison Heights, Michigan 48071

--------
(1) Based upon information disclosed in a Schedule 13G filed on or around September 11, 2002.

(2) Based upon information disclosed in a Schedule 13G filed on or around September 11, 2002.

(3) Based upon information disclosed in Schedules 13D filed on or around August 31, 2001. Madison Holdings Limited Partnership ("Madison"), Dr. Leon Fill Foundation (the "Foundation"), and Norman M. Fill ("Fill") disclosed that they had sole power to vote or dispose of certain shares. Fill is the managing partner of Madison and the sole trustee of the Foundation. Madison, the Foundation and Fill own an aggregate of 231,558 shares of common stock or 8.03%.

                             EXECUTIVE COMPENSATION

            The following table shows, for the years ended December 31, 2004, 2003 and 2002, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers who accrued salary and bonus in excess of $100,000 in fiscal year 2004. There are no family relationships among any of the executive officers or directors of the Company. Executive officers of the Company serve at the discretion of the Board of Directors.

                               COMPENSATION TABLE

                                                                      LONG-TERM COMPENSATION
                              ANNUAL COMPENSATION                     ----------------------
                              -------------------                  AWARDS            PAYOUTS
                                                   OTHER           ------            -------
                                                  ANNUAL   RESTRICTED   SECURITIES             ALL OTHER
                                                  COMPEN-     STOCK     UNDERLYING    LTIP      COMPEN-
   NAME AND PRINCIPAL           SALARY    BONUS   SATION     AWARDS    OPTIONS/SARS  PAYOUTS    SATION
        POSITION         YEAR   ($)(1)   ($)(1)   ($)(2)       ($)         (#)         ($)    ($)(3)(4)(5)
        --------         ----   ------   ------   -------  ----------  ------------  -------  ------------
Robert L. Cole           2004  $224,000  $30,240    ---        ---         ---         ---      $31,491

President and Chief      2003   218,000   87,200    ---        ---         ---         ---       32,946
Executive Officer        2002   210,000   89,250    ---        ---         ---         ---       35,621

Theodore G. Bangert      2004  $136,700  $16,746    ---        ---         ---         ---      $10,855
Senior Vice President    2003   134,000   35,505    ---        ---         ---         ---       12,767
and    Senior Lender     2002   130,500   38,824    ---        ---         ---         ---       14,966

David A. Wilson          2004  $115,800  $14,186    ---        ---         ---         ---      $ 9,308
Senior Vice President,
Chief Financial          2003   113,000   38,030    ---        ---         ---         ---       10,887
Officer and Secretary    2002   109,000   41,965    ---        ---         ---         ---       12,735

---------------------------
(1) "Salary" includes amounts deferred by the Named Executive Officer under the Bank's Deferred Compensation Plan. "Bonus" consists of board approved discretionary bonuses.

(2) For each of the years 2002 through 2004, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Includes for 2004, profit sharing contributions of $3,801, $2,646, and $2,194; fees for attendance at board meetings of $17,533, $1,800, and $1,800; and 401(k) Plan matches of $10,157, $6,409, and $5,313 for Messrs.
      Cole, Bangert, and Wilson, respectively.

(4) Includes for 2003, profit sharing contributions of $7,525, $4,705, and $3,900; fees for attendance at board meetings of $15,550, $1,800, and $1,800; and 401(k) Plan matches of $9,871, $6,262, and $5,187 for Messrs.
      Cole, Bangert, and Wilson, respectively.

(5) Includes for 2002, profit sharing contributions of $10,669, $7,267, and $5,938; fees for attendance at board meetings of $16,650, $1,800, and $1,800; and 401(k) Plan matches of $8,302, $5,899, and $4,997 for Messrs.
      Cole, Bangert, and Wilson, respectively.

                         OTHER COMPENSATION ARRANGEMENTS

DIRECTOR COMPENSATION

            Directors of the Company receive an annual retainer of $10,500. The Chairman and the Vice Chairman of the Board of Directors receive additional annual retainers of $16,800 and $10,500, respectively. Members of the Directors Loan Committee receive $350 per meeting attended. Members of the Board of Directors receive $750 for each special board meeting attended. Members of all other committees receive $350 per meeting attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            As noted above, the members of the Compensation and Benefits Committee are Mr. Michael Kowalski, Mr. Sydney Ross, Mr. Longine Morawski, Ms. Catherine Revord (nonvoting) and Mr. Robert Cole (nonvoting). Mr. Cole is the current President and Chief Executive Officer of the Company, and Ms. Revord is the current Benefits Manager of the Company. While Mr. Cole and Ms. Revord were specifically excluded from any Committee discussion concerning their own compensation, they did participate in the Committee's discussion concerning other key executives' compensation.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

            The Company has had, and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its directors, officers and associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company, do not involve more than a normal risk of collectability or present other unfavorable features. All loans to directors or executive officers of the Company require the approval of the Board of Directors except for the members requesting such loan who are prohibited from attending the discussion or participating in the vote on such loan. During 2004, new loans totaling $460,000 were made to such persons and repayments totaled $86,783. As of December 31, 2004, directors and officers were indebted to the Company for loans totaling $1,397,217.

            Turner and Associates Consultants, for which a director, Edward H. Turner, serves as President, was engaged by the Company in 2004 for services in connection with loan review, credit, collections, litigation and administration. Turner and Associates Consultants received approximately $222,300 in 2004 for services rendered to the Company.

EMPLOYMENT AGREEMENTS

            The Company has entered into management continuity agreements with Messrs. Cole, Bangert, and Wilson. The agreements generally provide for certain compensation to be paid to Messrs. Cole, Bangert, and Wilson following a "change of control" of the Company and the occurrence within the term of the management continuity agreement of either (1) the termination of the executive's employment by the Company for reasons other than cause; or (2) the constructive discharge of the executive. If such event occurs within the term of the agreements, then the executive is entitled to severance benefits as described below. In the event of the occurrence of either of these two events severance benefits become payable to the executive.

            In the case of Mr. Cole, the term of his agreement is one year from its effective date, May 16, 2003. The agreements automatically renew for an additional one year period on each anniversary of the effective dates unless terminated for one of the reasons enumerated in the agreements. Upon a change of control of the Company, the term of the agreements become a fixed term that expires on the later of the fourth anniversary of the effective date of the agreements or the end of the one year period following the date of the change of control.

            The severance benefit payable to Mr. Cole is a multiple of the sum of his average cash compensation plus the annual contribution that the Company would have made on his behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed three nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

            In the case of Messrs. Bangert and Wilson, the term of their agreements are one year from their effective dates, May 16, 2003. The agreements automatically renew for an additional one year period on each anniversary of the effective dates unless terminated for one of the reasons enumerated in the agreements. Upon a change of control of the Company, the term of the agreements become a fixed term that expires on the third anniversary of the date of the change of control.

            The severance benefit payable to Messrs. Bangert and Wilson is a multiple of the sum of their average cash compensation plus the annual contribution that the Company would have made on their behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed two nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

            Severance benefits payable to any executive under the management continuity agreements shall be reduced to the extent necessary to prevent such benefits from constituting an "excess parachute payment" under Section 280G of the Internal Revenue Code (the "Code"). Such reduction is intended to assure that such benefits shall not be characterized as not deductible by the Company for federal income tax purposes due to the provisions of Section 280G of the Code.

            For purposes of the management continuity agreements, "constructive discharge" is defined as the occurrence of one or more of the following without the executive's consent: (i) the executive is not reelected to the office he currently holds with the Company; (ii) the removal of or failure to vest in the executive the duties and responsibilities he reasonably needs to serve in the office he currently holds with the Company; (iii) the Company notifies the executive that it is terminating the executive's employment without cause; (iv) the relocation of the executive's office to a place more than 50 miles from Madison Heights, Michigan; or (v) the Company otherwise commits a material breach of its obligations under the management continuity agreement.

            For purposes of the management continuity agreements, a "change of control" will be deemed to have occurred if: (A) any person acquires beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities of the Company; or (B) the individuals who were members of the Board of Directors of the Company on the Effective Date (the "Current Board Members") cease to constitute a majority of the Board of the Company or its successor; however, if the election or the nomination for election of any new director of the Company or its successor is approved by a vote of a majority of the individuals who are Current Board Members, such new director shall be considered a Current Board Member; or (C) the Company's shareholders approve (1) a merger or consolidation of the Company and the shareholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding securities of the Company immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company. A change of control will not be deemed to have occurred: (A) solely because more than 50% of the combined voting power of the then outstanding voting securities of the Company are acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company, or (2) any person pursuant to the will or trust of any existing shareholder of the Company, or who is a member of the immediate family of such shareholder, or (3) any corporation which, immediately prior to or following such acquisition, is owned directly or indirectly by persons who were shareholders of the Company immediately prior to the acquisition in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; or (B) if executive agrees in writing that the transaction or event in question does not constitute a change of control for the purposes of the management continuity agreements.

                                PERFORMANCE GRAPH

            The following graph compares the cumulative total shareholder return on the Company's common stock ("PSBG"), with the cumulative return for the Nasdaq Index, the $100 - $500 OTC-BB and Pink Banks and the Midwest Quadrant OTC-BB and Pink Banks Index over the same period, assuming the investment of $100 on December 31, 1999, and reinvestment of all dividends.

                                PSB GROUP, INC.
                              [PERFORMANCE GRAPH]

                                                         PERIOD ENDING
                                     ---------------------------------------------------------
INDEX                                12/3199  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
-----                                -------  --------  --------  --------  --------  --------
Psb Group, Inc.                       100.00   105.74    163.91    221.02    320.20    306.27
NASDAQ Composite                      100.00    60.82     48.16     33.11     49.93     54.49
SNL $100M-$500M OTC-BB & Pink Banks   100.00    84.53     97.38    116.81    158.66    191.77
SNL Modiwest OTC-BB & Pink Banks      100.00    82.42     76.02     97.50    123.07    146.64

SOURCE: SNL FINANCIAL LC, CHARLOTTESVILLE, VA
(C) 2005

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

            The Compensation and Benefits Committee of the Board of Directors has adopted a compensation program based on the following compensation principles:

- The Company provides the level of total compensation necessary to attract and retain quality employees at all levels of the organization.

- Compensation is linked to performance and to the interests of the shareholders.

-     Incentive programs recognize both individual and corporate performance.

-     Compensation balances rewards for short-term and long-term results.

COMPENSATION METHODOLOGY

            The Company strives to provide a comprehensive compensation program that is competitive, in order to attract and retain qualified talent.

            Each year the Compensation and Benefits Committee reviews market data in order to assess the Company's competitive position in each component of compensation, including base salary, annual incentive and long term-incentive compensation.

            The primary market comparison for cash compensation is provided to the Company by an accounting firm. The comparison is a mix of institutions of the same size and operating within the same general market to recruit personnel.

            The descriptions that follow of the components of compensation contain additional detail regarding compensation methodology. Compensation decisions regarding individuals may also be based on factors such as individual performance and level of responsibility.

            The Committee has established a Salary Administration Plan, which provides for annual cash compensation consisting of base salary, commissions, and annual incentive. The relationship between base salary and annual incentive is based on salary grade. Personnel at higher-grade levels have a larger percentage of their total cash compensation contingent on the accomplishment of corporate objectives.

COMPONENTS OF COMPENSATION

BASE SALARY

            Annual base salary is designed to compensate personnel for their sustained performance. Salary is based on: (1) grade level; (2) individual performance; and (3) comparative survey data. The Committee approves in advance all salary increases for senior officers.

ANNUAL INCENTIVE

            The Salary Administration Plan establishes a fixed percentage of annual salary as an executive's target annual incentive opportunity. The Committee establishes the percentage based on comparative survey data on annual incentive opportunity in the compensation peer group. For executive officers, the maximum percentage is fifty percent of salary.

            The year 2004 annual incentive payment was based on objectives for net income and asset growth as well as a discretionary percentage.

      The following is the formula used to determine annual incentive payments for 2004:

            -     25% of the target on plan incentive is discretionary.

            -     50% on return on average equity.

            -     25% on asset growth.

      Participants receive no payment for an objective unless a minimum threshold is achieved. Payments may range from zero to one hundred percent of the target incentive.

            The Company achieved 88 percent of the corporate objectives for 2004.

CHIEF EXECUTIVE OFFICER

            Robert L. Cole became President and Chief Executive Officer in August of 1996 and is evaluated annually as to his personal performance and regarding his role in directing Company performance. The Compensation and Benefits Committee meets annually, in private, to review Mr. Cole's performance. The Committee considers bank performance, community involvement and Director/Chairman communication in considering Mr. Cole's compensation. The Human Resources department provides industry salary surveys to the Committee.

SALARY AND ANNUAL INCENTIVE

      - At the close of 2003, the Committee decided that Mr. Cole achieved a high level of his personal objectives. Therefore, Mr. Cole received a 2.75% percent salary increase for 2004.

      - The committee developed an executive bonus program based on achievement of specific bank performance objectives. Based on the Bank achieving varying levels of success of those objectives in 2004, and the evaluation of Mr. Cole's personal performance, an annual incentive of $30,240 was approved.

      - Mr. Cole's total annual compensation for 2004, including salary and annual incentive, were at the median for his position based on a survey of 116 Michigan community and commercial banks.

                 THE COMPENSATION AND BENEFITS COMMITTEE

Michael J. Kowalski                  Catherine M. Revord (Nonvoting)
Longine V. Morawski                  Sydney L. Ross
Robert L. Cole (Nonvoting)

                             AUDIT COMMITTEE REPORT

            The Company's Audit Committee is comprised of four directors (Messrs. Jacobs, Morawski, Ross, and Wood). Mr. Jacobs, Mr. Morawski, Mr. Ross and Mr. Wood are independent, under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an appendix to the Proxy Statement in connection with the Company's 2004 annual meeting.

            In connection with the audited financial statements contained in the Company's 2004 Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the Audit Committee reviewed and discussed the audited financial statements with management and Plante & Moran, PLLC. The Audit Committee discussed with Plante & Moran the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received the written disclosures and the letter from Plante & Moran required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

            Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

             THE AUDIT COMMITTEE

Longine V. Morawski         James B. Jacobs
Sydney L. Ross              David L. Wood

                           COMPLIANCE WITH SECTION 16

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

            Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all directors and executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934.

                       REQUIREMENTS, INCLUDING DEADLINES,
           FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

            Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for director or to introduce an item of business at an Annual Meeting of Shareholders. Nominations for directors or introduction of an item of business should be submitted in writing to the Company's president at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. The nomination or proposed item must be received no later than:

                  - 90 days before the first anniversary of the preceding year's annual meeting of shareholders; and no earlier than

                  - the close of business on the 120th day before the first anniversary of the preceding year's annual meeting of shareholders.

            The nomination must contain the following information about the nominee:

                  -     name and address

                  - a description of all arrangements or understandings between the shareholder and the nominee

                  - the number and kinds of securities of the Company held by the nominee

                  - such other information regarding the proposed nominee as may be requested by the board of directors; and

                  - a signed consent of the nominee to serve as a director of the Company, if elected.

            Notice of a proposed item of business must include:

                  - a brief description of the matter and the reasons for introducing such matter at the Annual Meeting;

                  -     the shareholder's name and address;

                  - the class and number of shares of the Company's capital stock held by the shareholder; and

                  - any material interest of the shareholder in such business.

            The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

            A shareholder complying with the above procedures may still not be entitled to have its proposals included in next year's proxy statement. Under the rules of the SEC, shareholder proposals must be received by us in writing addressed to: David A. Wilson, Secretary at the office address set forth above no later than November 21, 2005 for inclusion in the proxy statement and form of proxy relating to that meeting.

            The discussion above is intended merely as a summary. Persons wishing to submit a proposal or a nominee for director should consult the Company's bylaws, a copy of which can be obtained free of charge by writing to David A. Wilson, Secretary at the office address set forth above.

            Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

            A COPY OF PSB GROUP, INC.'S 2004 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED BY SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO DAVID A. WILSON, SECRETARY, 1800 EAST 12 MILE ROAD, MADISON HEIGHTS, MICHIGAN 48071-2600.

                                     By Order of the Board of Directors,

                                        David A. Wilson
                                        Secretary

                                 PSB GROUP, INC.

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2005
                             2:00 P.M., EASTERN TIME

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official Proxy Committee of PSB Group, Inc. (the "Company"), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on Tuesday, April 26, 2005, at 2:00 p.m., at the Ukranian Cultural Center, 26601 Ryan Road, Warren, Michigan, and at any and all adjournments thereof, as indicated on this proxy.

Please be sure to sign and date
this Proxy in the box below.                         Date ______________________

Shareholder sign above ______________


                                                                   WITH-
                                                             FOR   HOLD
1.    To elect three members of the Board of Directors for
      three-year terms.                                      [ ]    [ ]

      Class 1 - Term Expiring in 2008
      Robert L. Cole  Michael J. Kowalski
      Sydney L. Ross

                                                               FOR  AGAINST  ABSTAIN
2.    To ratify the selection of Plante & Moran, PLLC as
      independent auditors of the Company for the 2005 fiscal
      year.                                                    [ ]    [ ]       [ ]

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Our 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

You can vote if you are a shareholder of record on March 1, 2005.

A majority of shares of common stock must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

DETACH ABOVE CARD, DATE, SIGN AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                 PSB GROUP, INC.

      THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY, OF A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MARCH 21, 2005, AND THE ANNUAL REPORT TO SHAREHOLDERS.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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